UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2009

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 25, 2009, ADVENTRX Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the three-months and year ended December 31, 2008 and discussing the errors in certain previously filed financial statements referred to in Item 4.02(a) below. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

On March 20, 2009, the Company’s management concluded that the Company’s consolidated financial statements contained in the Company’s annual report on Form 10-K for the year ended December 31, 2007 and its quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2007 and March 31, June 30 and September 30, 2008 should no longer be relied upon. The Company intends to correct the misstatements in those financial statements in its annual report on Form 10 K for the year ended December 31, 2008, which it anticipates filing before March 31, 2009.

The misstatements occurred as a result of the erroneous application of generally accepted accounting principles related to accounting for warrant liability. In connection with the Company’s adoption on January 1, 2007 of Financial Accounting Standards Board Staff Position No. EITF 00-19-2, "Accounting for Registration Payment Arrangements" ("FSP EITF 00-19-2"), it erroneously retrospectively applied FSP EITF 00-19-2 to the years ended December 31, 2005 and December 31, 2006. However, the effect of this misapplication of FSP EITF 00-19-2 related entirely to non-cash line items. It had no impact on the Company’s current assets (e.g., cash, cash equivalents and short-term investments) or the Company’s operating expenses and did not affect any loan covenants or other contractual requirements.

The Company’s management has discussed the matters described in this Item 4.02(a) with members of the Audit Committee of the Company’s Board of Directors and the Company’s independent registered public accounting firm, J.H. Cohn LLP.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

The information set forth under Item 2.02 and in Exhibit 99.1 is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

March 25, 2009	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated March 25, 2009